UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 2, 2019

__________

INTEGRATED BIOPHARMA, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue

Hillsdale, New Jersey 07205

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 2, 2019, Integrated BioPharma, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 29,565,943 shares of the Company's common stock, par value $0.002 per share, were entitled to vote as of the close of business on October 22, 2019, the record date for the Annual Meeting. The holders of 27,020,354 shares of common stock, a majority, were present in person or represented by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. The proposals are described in detail in the Company’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to shareholders on or about October 28, 2019.  Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Nonbinding, Advisory Vote on Frequency of Vote on Executive Compensation

The Company’s shareholders voted, by a nonbinding advisory vote, for a two year frequency of vote on executive compensation.  The final nonbinding advisory voting results were as follows:

1 Year	2 Years	3 Years	Abstain
3,429,435	11,376,373	9,654,201	113,900

Proposal No. 1 resulted in a 2 year frequency recommendation by the shareholders, in a nonbinding advisory vote, the Company’s board of directors had recommended a vote on executive compensation every 3 years.  Based on the results of the nonbinding advisory vote by the shareholders of voting on executive compensation every 2 years, the Company’s board of directors has agreed to have shareholders vote on executive compensation, with a nonbinding advisory vote, every 2 years.

Proposal No. 2 –Nonbinding, Advisory Vote, on Executive Compensation

The Company’s shareholders voted, by a nonbinding advisory vote for the Executive Compensation paid to the Named Executive officers.  The final nonbinding voting results were as follows:

For	Against	Abstain
22,376,219	2,078,705	118,985

There were also 2,446,445 broker non-votes.

Proposal No. 2 was approved by the shareholders, in a nonbinding advisory vote, as recommended by the Company’s board of directors.

Proposal No. 3 – To ratify the appointment of the Company’s independent auditors for the fiscal year ending June 30, 2020

The Company’s shareholders voted in favor of ratifying the appointment of Friedman, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2019. The final voting results were as follows:

For	Against	Abstain
26,788,988	5,214	226,152

Proposal No. 3 was approved by the shareholders, as recommended by the Company’s board of directors.

There were no other transactions presented at the 2019 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2019	INTEGRATED BIOPHARMA, INC.

By: /s/ Dina L. Masi
Dina L. Masi
Chief Financial Officer